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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2001


                              TREX COMPANY, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                           001-14649                       54-1910453
(State or Other Jurisdiction of        (Commission File Number)              (IRS Employer
        Incorporation)                                                     Identification No.)



          20 South Cameron Street
            Winchester, Virginia                           22601
(Address of Principal Executive Offices)                 (ZIP Code)



Registrant's telephone number, including area code:  (540) 678-4070


                                Not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On September 18, 2001, Trex Company, Inc. terminated an agreement to purchase approximately 100 acres of land near Knoxville, Tennessee. Trex Company had entered into the purchase agreement on February 20, 2001 to acquire a site for the construction of its third manufacturing facility.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TREX COMPANY, INC.


Date:  September 18, 2001        /s/ Anthony J. Cavanna
                                 ----------------------------
                                 Anthony J. Cavanna
                                 Executive Vice President and
                                  Chief Financial Officer

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